CERTIFICATION BY CEO AND CFO PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT

EXHIBIT 32

CERTIFICATION

The undersigned hereby certify that the Quarterly Report on Form 10-Q for the period ended September 30, 2008 of BNL FINANCIAL CORPORATION (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              Date:  November 14, 2008                                                                  /s/ Wayne E. Ahart
            _____________________
Name: Wayne E. Ahart
Titles: Chairman of the Board of Directors
    and Chief Executive Officer

Date: November 14, 2008                                                                /s/ Barry N. Shamas

            ______________________

    Name:    Barry N. Shamas
    Titles:    Executive Vice President,
                                          Chief Operating Officer
                                          and Chief Financial Officer

.